                                                               EXHIBIT 99.6

================================================================================

                                    GUARANTEE

                                     made by


                                OLIN CORPORATION


                                   in favor of


                                 THE PURCHASERS

                                       of

                        SUNBELT CHLOR ALKALI PARTNERSHIP

                    GUARANTEED SECURED SENIOR NOTES DUE 2017

                                    SERIES O

                          Dated as of December 22, 1997

================================================================================

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I
                                  DEFINED TERMS

Section 1.1. Definitions ....................................................  1
Section 1.2. Other Definitional Provisions ..................................  7

                                   ARTICLE II
                                    GUARANTEE

Section 2.1. Guarantee ......................................................  8
Section 2.2. Mandatory Purchase and Optional Purchases ......................  8
Section 2.3. Right of Contribution ..........................................  9
Section 2.4. Limitation on Contribution and Subrogation .....................  9
Section 2.5. Amendments, etc. with respect to the Issuer Obligations ........ 10
Section 2.6. Guarantee Absolute and Unconditional ........................... 11
Section 2.7. Reinstatement .................................................. 14
Section 2.8. Payments ....................................................... 14
Section 2.9. Ranking ........................................................ 14

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

Section 3.1. Organization; Power and Authority .............................. 14
Section 3.2. Authorization, etc. ............................................ 15
Section 3.3. Disclosure ..................................................... 15
Section 3.4. Financial Statements ........................................... 15
Section 3.5. Compliance with Laws, Other Instruments, etc. .................. 16
Section 3.6. Governmental Authorizations, etc. .............................. 16
Section 3.7. Status under Certain Statutes .................................. 16

                                   ARTICLE IV
                                    COVENANTS

Section 4.1. Limitations on Liens ........................................... 17
Section 4.2. Limitation on Sale and Leaseback ............................... 19
Section 4.3. Statement by Responsible Officers as to Default ................ 20

Section 4.4. Further Instruments and Acts ................................... 20
Section 4.5. Consolidation, Merger, Sale or Conveyance ...................... 20
Section 4.6. Financial and Business Information; SEC and Other Reports ...... 21
Section 4.7. Inspection ..................................................... 22

                                    ARTICLE V
                                  MISCELLANEOUS

Section 5.1. Amendments in Writing .......................................... 23
Section 5.2. Notices ........................................................ 24
Section 5.3. No Waiver by Course of Conduct, Cumulative Remedies ............ 24
Section 5.4. Enforcement Expenses, Indemnification .......................... 24
Section 5.5. Successors and Assigns ......................................... 25
Section 5.6. Counterparts ................................................... 25
Section 5.7. Severability ................................................... 25
Section 5.8. Section Headings ............................................... 26
Section 5.9. Integration .................................................... 26
Section 5.10. Governing Law ................................................. 26
Section 5.11. Litigation; Waivers ........................................... 26
Section 5.12. WAIVER OF JURY TRIAL .......................................... 27


                                    SCHEDULES

Schedule 3.3 -      DISCLOSURE OF ADDITIONAL INFORMATION
Schedule 5.2 -      NOTICE ADDRESSES OF GUARANTOR

                                    EXHIBIT A

Item 3.

Secured Party:

Wilmington Trust Company, as
Collateral Agent under the Collateral
Agreement (as defined below), acting on
behalf of the holders from time to time
of the Notes referred to in the Note
Purchase Agreements (as defined below)


Address of Secured Party:


Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001

Item 5.

          Reference is hereby made to the Note Purchase Agreements, dated as of December 22, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreements"), among the Debtor, as Issuer, and the respective Purchasers named therein, and to the Collateral Agreement, dated as of December 22, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Collateral Agreement"), among the Debtor, as Grantor, and the Secured Party, as Collateral Agent on behalf of the holders from time to time of the Notes referred to in the Note Purchase Agreements.

                                    GUARANTEE

          GUARANTEE, dated as of December 22, 1997, made by OLIN CORPORATION, a Virginia corporation (the "Guarantor"), in favor of each of the holders of the
                           ---------
Guaranteed Secured Senior Notes due 2017, Series O (the "Series O Notes") issued
                                                         --------------
by Sunbelt Chior Alkali Partnership (the "Issuer") pursuant to the Note Purchase
                                          ------
Agreements, each dated December 22, 1997 (as amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreements"), between the Issuer
                                 ------------------------
and each of the Purchasers.

                                    RECITALS:
                                    --------

          WHEREAS, pursuant to the Note Purchase Agreements, each of the Purchasers has severally agreed to purchase its respective Series O Notes upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Issuer is a Delaware general partnership between a Subsidiary of the Guarantor and a Subsidiary of Geon; and

          WHEREAS, it is a condition precedent to the obligation of the Purchasers to purchase the Notes under the Note Purchase Agreements that the Guarantor shall have executed and delivered this Guarantee for the ratable benefit of the holders of the Series O Notes;

          NOW, THEREFORE, in consideration of the premises and to induce the Purchasers to enter into the Note Purchase Agreements and to induce the Purchasers to purchase their respective Notes, the Guarantor hereby agrees with each Purchaser, for the ratable benefit of the Purchasers and the holders of the Series O Notes, as follows:

                                    ARTICLE I
                                  DEFINED TERMS

          Section 1.1. Definitions. (a) Unless otherwise defmed herein, terms
                       -----------
defined in the Note Purchase Agreements and used herein shall have the meanings given to them in the Note Purchase Agreements.

          (b)  The following terms shall have the following meanings:

          "Attributable Debt" means, as of any particular time, the present
           -----------------
value, discounted at a rate per annum equal to the interest rate borne by the Notes, compounded semi-annually, of the obligation of a lessee for rental payments (not including amounts payable by the lessee for maintenance, property taxes and insurance) during the remaining term of any lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

          "Board of Directors" means the Board of Directors of the Guarantor,
           ------------------
the Executive and Finance Committee of such Board, the Finance Committee of such Board or any other duly authorized committee of such Board.

          "Capital Lease Obligation" means, as to any Person, the obligations of
           ------------------------
such Person to pay rent or other amounts under any lease of real or personal property, which obligations are required to be classified as capital leases on a balance sheet of such Person under GAAP.

          "Consolidated Net Tangible Assets" means the total amount of assets
           --------------------------------
after deducting therefrom (i) all current liabilities (excluding any thereof
                           -
which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed), and (ii) unamortized Debt discount and expense,
                                 --
goodwill, trademarks, brand names, patents and other intangible assets, all as shown on the latest audited consolidated financial statements of the Guarantor at the time of the determination.

          "Debt" is defined in Section 4.1.
           ----

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that is treated as a single employer together with the Guarantor under section 414 of the Code.

          "Geon" means The Geon Company, a Delaware corporation, in its capacity
           ----
as guarantor under the Geon Guarantee.

          "Geon Guarantee" means the Guarantee, dated the date hereof, made by
           --------------
Geon in favor of the Purchasers.

          "Guarantee" means this Guarantee, as the same may be amended,
           ---------
supplemented or otherwise modified from time to time.

          "Guarantor" is defined in the preamble.
           ---------                    --------

          "Guarantor Event of Default" with respect to the Guarantor shall exist
           --------------------------
if any of the following conditions or events shall occur and be continuing:

          (a) the Guarantor defaults in the payment of any Guarantor Obligation for more than five Business Days after the same becomes due and payable; or

          (b) the Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in clause (a)) and such default is not remedied within 30 days after the earlier of (i) a
                                                                       -
     Responsible Officer of the Guarantor obtaining actual knowledge of such default and (ii) the Guarantor receiving written notice of such default
                  --
     from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this clause (b) of this definition); or

          (c) any representation or warranty made in writing by or on behalf of the Guarantor in this Guarantee or any Related Document to which it is a party or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (d)  (i) the Guarantor or any of the Guarantor's Significant
                -
     Subsidiaries is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $25,000,000 beyond any period of grace provided with respect thereto, or (ii) the Guarantor or any of the Guarantor's Significant
                  --
     Subsidiaries is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $25,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or
                                     ---
     continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Guarantor or any of the Guarantor's Significant
                  -
     Subsidiaries has become obligated to purchase or repay an aggregate principal amount of at least $25,000,000 of Debt before its regular maturity or before its regularly scheduled dates of payment, or (y) one or
                                                                      -
     more Persons have the exercisable right to require the Guarantor or any of the Guarantor's Significant

     Subsidiaries to so purchase or repay an aggregate principal amount of at least $25,000,000 of Debt; or

          (e) the occurrence of a Bankruptcy Event with respect to the Guarantor or any of the Guarantor's Significant Subsidiaries;

          (f) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against the Guarantor or any of the Guarantor's Significant Subsidiaries, which judgments (i) are
                                                                       -
     not within 60 days after entry thereof bonded, discharged or stayed pending appeal; or (ii) are not discharged within 60 days after the expiration of
                 --
    such stay; or

          (g) the Guarantee of the Guarantor shall cease to be in full force and effect or the Guarantor or any person acting on behalf of the Guarantor shall contest in any manner the validity, binding nature or enforceability of this Guarantee.

          "Guarantor Material Adverse Effect" means a material adverse effect on
           ---------------------------------
(a) the financial condition or operations of the Guarantor and its Subsidiaries
 -
taken as a whole, or (b) the ability of the Guarantor to perform its obligations
                      -
under this Guarantee, or (c) the validity or enforceability of this Guarantee or
                          -
any other Related Document to which the Guarantor is a party.

          "Guarantor Obligations" means with respect to the Guarantor, the
           ---------------------
collective reference to (i) the Series 0 Issuer Obligations, (ii) the Guarantor
                         -                                    --
Portion of the Miscellaneous Issuer Obligations and (iii) all obligations and
                                                     ---
liabilities of the Guarantor which may arise under or in connection with this Guarantee or any other Related Document to which the Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, out of pocket costs and expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Collateral Agent or to the Noteholders that are required to be paid by the Guarantor pursuant to the terms of this Guarantee or any other Related Document to which the Guarantor is a party).

          "Guarantor Portion" means (a) at any time when the Geon Guarantee is
           -----------------         -
no longer in full force and effect, or Geon or any person acting on behalf of Geon shall be contesting the validity, binding nature or enforceability of the Geon Guarantee, 100%, provided that, if the foregoing occurs after a Default or
                      -------------
an Event of Default has occurred, 50%, or (b) after the occurrence of a
                                           -
Bankruptcy Event in respect of Geon, 100%, or (c) if an Issuer Affiliate
                                               -
acquires all of the outstanding Series 0 Notes or the Series 0

Notes are prepaid or repaid in full, in each case together with all Miscellaneous Issuer Obligations that the Guarantor would have been obligated to pay as of the date of such purchase or payment, 0%, and (d) at any time when
                                                         -
neither clause (a) nor clause (b) nor clause (c) of this definition shall be applicable, 50%.

          "Guarantor Transfer" is defined in Section 5.5.
           ------------------

          "Issuer" is defined in the preamble.
           ------                    --------

          "Issuer Affiliate" means the Guarantor, the Other Guarantor, the
           ----------------
Issuer, or any Affiliate of any of them.

          "Issuer Obligations" means the collective reference to the unpaid
           ------------------
principal of and interest on the Series O Notes and all other obligations and liabilities of the Issuer in respect of the Series O Notes (including, without limitation, interest accruing at the then applicable rate provided in the Note Purchase Agreements after the maturity of the Series O Notes and interest accruing at the then applicable rate provided in the Note Purchase Agreements after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Issuer, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and Make Whole Amount, if any, on the Series O Notes and all other obligations and liabilities of the Issuer to the Collateral Agent or any Noteholders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note Purchase Agreements and the other Issuer Related Documents, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, out-of-pocket costs and expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Collateral Agent or to the Noteholders that are required to be paid by the Issuer pursuant to the terms of any of the foregoing agreements).

          "Material" or "material" means material in relation to the financial
           --------      --------
condition or operation of the Guarantor.

          "Miscellaneous Issuer Obligations" means the collective reference to
           --------------------------------
all obligations and liabilities of the Issuer to the Collateral Agent or any Noteholders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note Purchase Agreements and the other Issuer Related Documents, in each case whether on account of reimbursement obligations, fees, indemnities, out-of-pocket costs and expenses or otherwise (including, without limitation, all reasonable fees and disburse-
ments of counsel to the Collateral Agent or to the Noteholders that are required to be paid by the Issuer pursuant to the terms of any of the foregoing agreements), provided that Miscellaneous Issuer Obligations shall not mean or
             --------
include any Series O Issuer Obligations or Series G Issuer Obligations.

          "Mortgage" is defined in Section 41.
           --------

          "Note Purchase Agreements" is defined in the preamble.
           ------------------------                    --------

          "Notes" is defined in the Note Purchase Agreements.
           -----

          "Obligations" means (i) in the case of the Issuer, the Issuer
           -----------         -
Obligations, and (ii) in the case of the Guarantor, its Guarantor Obligations.
                  --

          "Other Guarantee" means the Geon Guarantee and any other guarantee by
           ---------------
any other Person of any portion of the Issuer Obligations.

          "Other Guarantor" means Geon, in its capacity as guarantor under the
           ---------------
Geon Guarantee, and any guarantor under any Other Guarantee.

          "Principal Property" means any property or plant of the Guarantor or
           ------------------
any Restricted Subsidiary primarily used for the manufacture of products and located within the United States of America or its territories or possessions except any such property or plant which the Board of Directors by resolution declares is not of material importance to the total business conducted by the Guarantor and its Subsidiaries as an entity.

          "Restricted Subsidiary" means (i) any Subsidiary which owns or leases,
           ---------------------         -
directly or indirectly, a Principal Property and (ii) any Subsidiary which owns,
                                                  --
directly or indirectly, stock or indebtedness of a Restricted Subsidiary, provided, however, that the term "Restricted Subsidiary" shall not mean any
--------  -------                 ---------------------
Subsidiary (x) engaged primarily in financing receivables, making loans,
            -
extending credit or other activities of a character conducted by a finance company or (y) which conducts substantially all of its business outside the
            -
United States of America and its territories or possessions or the principal assets of which are stock or indebtedness of corporations which conduct substantially all of their business outside the United States of America and its territories or possessions.

          "Sale and Leaseback Transaction" is defined in Section 4.2(a).
           ------------------------------

          "Series G Issuer Obligations" means the collective reference to the
           ---------------------------
unpaid principal of and interest on the Series G Notes and all other obligations and liabilities of the Issuer in respect of the Series G Notes (including, without limitation, interest accruing at the then applicable rate provided in the Note Purchase Agreements after the maturity of the Series G Notes and interest accruing at the then applicable rate provided in the Note Purchase Agreements after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Issuer, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and Make-Whole Amount, if any, on the Series G Notes.

          "Series G Notes" is defined in the Note Purchase Agreements.
           --------------

          "Series 0 Issuer Obligations" means the collective reference to the
           ---------------------------
unpaid principal of and interest on the Series 0 Notes and all other obligations and liabilities of the Issuer in respect of the Series 0 Notes (including, without limitation, interest accruing at the then applicable rate provided in the Note Purchase Agreements after the maturity of the Series 0 Notes and interest accruing at the then applicable rate provided in the Note Purchase Agreements after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Issuer, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and Make-Whole Amount, if any, on the Series 0 Notes.

          "Series 0 Notes" is defined in the preamble.
           --------------

          "Significant Subsidiary" means any Subsidiary of the Guarantor whose
           ----------------------
assets exceed the greater of (1) $100 million, or (2) 15% of the consolidated
                              -                    -
total assets of the Guarantor, determined in accordance with GAAP as of the most recent fiscal quarter end.

          "Subsidiary" is defined in the Note Purchase Agreements; provided,
           ----------                                              --------
however, that unless the context otherwise clearly requires, any reference to a
-------
"Subsidiary" herein is a reference to a Subsidiary of the Guarantor.

          Section 1.2. Other Definitional Provisions. (a) The words "hereof,"
                       -----------------------------
"herein", "hereto" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II
                                    GUARANTEE

          Section 2.1. Guarantee. (a) The Guarantor hereby unconditionally and
                       ---------
irrevocably, guarantees to each Purchaser and each Noteholder, for the ratable benefit of the Purchasers and the Noteholders and their respective permitted successors, permitted endorsees, permitted transferees and permitted assigns, the prompt and complete payment and performance by the Issuer when due (whether at the stated maturity, by acceleration or otherwise) of (i) the Series O Issuer
                                                          -
Obligations and (ii) the Guarantor Portion of the Miscellaneous Issuer
                 --
Obligations.

          (b) The guarantee contained in this Article II shall be a continuing guarantee and remain in full force and effect until all the Guarantor Obligations shall have been satisfied by cash payment in full, subject to reinstatement pursuant to Section 2.7.

          Section 2.2. Mandatory Purchase and Optional Purchases. (a) The
                       -----------------------------------------
Guarantor agrees, upon the occurrence of a Guarantor Event of Default (as defined herein), that the Guarantor shall immediately purchase all Series O Notes then outstanding ratably from each Noteholder at a price in cash equal to 100% of the principal amount of such Noteholder's Series O Notes, and together with interest on such purchased principal amount which is accrued and unpaid on the date of such purchase (including, without limitation, interest accruing at the then applicable rate provided in the Note Purchase Agreements after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Issuer, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and any Make-Whole Amount on such purchased principal amount computed as of the date of such purchase;

          (b) The Guarantor or an Affiliate of the Guarantor may at any time (subject to the applicable provisions of the Note Purchase Agreements) purchase the Notes ratably from each Noteholder in whole or in part (including as all or part of a Series) at a purchase price in cash equal to 100% of the principal amount so purchased, plus accrued and unpaid interest on the principal amount so purchased and the Make Whole Amount determined for the purchase date with respect to such principal amount, provided that following any such purchase at
                                  --------
any time when a Default, Event of Default, Guarantor Default or Guarantor Event of Default (as each such term is defined in the Note Purchase Agreements) shall have occurred and be continuing, such Purchaser may not transfer any such Notes to any Person other than an Affiliate of the Guarantor.

          (c) The Guarantor or an Affiliate of the Guarantor or the Person referred to in Section 8.2(d) of the Note Purchase Agreements may at any time purchase the Notes held by the non-consenting holders as provided in Section 8.2.(d) of the Note Purchase Agreements.

          (d) The Guarantor will not purchase, redeem, prepay or otherwise acquire, directly or indirectly, any or all of the outstanding Notes (including as all or any part of a Series) except upon the purchase, redemption, payment or prepayment of the Notes in accordance with the terms of this Guarantee and the Note Purchase Agreement or pursuant to an offer made pro rata and on the same terms to the holders of all of the Notes.

          (e) Any Notes purchased by the Guarantor pursuant to this Section shall be held by it (or its Affiliates) subject to Section 17.4 of the Note Purchase Agreements and the Subordination Agreement.

          Section 2.3. Right of Contribution. The Collateral Agent, on behalf of
                       ---------------------
the Noteholders, acknowledges that a right of contribution may exist as among the Guarantors with respect to payments made by the Guarantors under the Guarantees. The Guarantor hereby agrees that to the extent the Guarantor shall have any right to seek and receive contribution from and against any Other Guarantor, such right of contribution shall be subject to the terms and conditions of Section 2.4. No such right of contribution shall in any respect limit the obligations and liabilities of the Guarantor to the Collateral Agent and the Noteholders, and the Guarantor shall remain liable to the Collateral Agent and the Noteholders for the full amount guaranteed by the Guarantor hereunder.

          Section 2.4. Limitation on Contribution and Subrogation. (a)
                       ------------------------------------------
Notwithstanding any payment made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Collateral Agent or any Noteholder, the Guarantor shall not be entitled to be subrogated to any of the rights of the Collateral Agent or any Noteholder against the Issuer or any collateral security or guarantee or right of offset held by the Collateral Agent or any Noteholder for the payment of any portion of the Issuer Obligations, nor shall the Guarantor seek or be entitled to seek any contribution from the Issuer, until all amounts owing to the Collateral Agent and the Noteholders by the Issuer on account of the Issuer Obligations are paid in full. Unless and until all of the Issuer Obligations and the Guaranteed Obligations shall have been discharged in full, the Guarantor will not assign or otherwise transfer any such claim against the issuer to any other Person. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Issuer Obligations shall not have been fully bonded or paid in full, such amount shall be held by the Guarantor in custody for the Collateral

Agent and the Noteholders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Collateral Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Collateral Agent, if required), to be applied against the Issuer Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

          (b) Notwithstanding any payment made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Collateral Agent or any Noteholder, the Guarantor shall not be entitled to be subrogated to any of the rights of the Collateral Agent or any Noteholder against any Other Guarantor, nor shall the Guarantor seek or be entitled to seek any contribution from any Other Guarantor in respect of payments made by the Guarantor hereunder, until either (i) all amounts owing to the Collateral Agent and the Noteholders
              -
by the Issuer on account of the Issuer Obligations relating to the Series of Notes guaranteed by such Other Guarantor are paid in full (an "Other Series
                                                               ------------
Discharge") or (ii) there has been an Effective Cure described in paragraph (x)
---------       --
or (y) of the definition thereof with respect to the Series of Notes guaranteed by such Other Guarantor ("Other Guarantee Cure"). Unless and until there has been either an Other Series Discharge or an Other Guarantee Cure, the Guarantor will not assign or otherwise transfer any such claim against such Other Guarantor to any other Person. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when there has not been either an Other Series Discharge or an Other Guarantee Cure, such amount shall be held by the Guarantor in custody for the Collateral Agent and the Noteholders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Collateral Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Collateral Agent, if required), to be applied against the Issuer Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

          Section 2.5. Amendments, etc. with respect to the Issuer Obligations.
                       -------------------------------------------------------
The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Issuer Obligations made by the Collateral Agent or any Noteholder may be rescinded by the Collateral Agent or such Noteholder and any of the Issuer Obligations continued, and the Issuer Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any Noteholder, and the Note Purchase Agreements and the other Issuer Related Documents and any other documents executed and delivered in connection therewith may be amended, modified, supple-
mented or terminated, in whole or in part, as the Collateral Agent (or the Required Holders or all Noteholders, as the case may be) may deem advisable from time to time (provided, however, that the Guarantor shall not become liable for
              --------  -------
any increase in principal outstanding pursuant to the Series O Issuer Obligations or principal outstanding pursuant to the Series G Issuer Obligations, in either case pursuant to an amendment to the Notes or the Note Purchase Agreements, without its express consent), and any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any Noteholder for the payment of the Issuer Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any Noteholder shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Issuer Obligations or for the guarantee contained in this Article II or any property subject thereto.

          Section 2.6. Guarantee Absolute and Unconditional. Subject to the
                       ------------------------------------
terms of the Note Purchase Agreement, the Guarantor unconditionally waives any and all notice of the creation, renewal, extension or accrual of any of the Issuer Obligations and notice of or proof of reliance by the Collateral Agent or any Noteholder upon the guarantee contained in this Article II or acceptance of the guarantee contained in this Article II; the Issuer Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Article II; and all dealings between the Issuer, the Guarantor and Geon on the one hand, and the Collateral Agent and the Noteholders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article II. The Guarantor unconditionally waives diligence, presentment, protest, demand for payment and notice of default or nonpayment or any other notice that may be required, by statute, rule of law or otherwise to preserve any rights of any Noteholder against the Guarantor, to or upon any of the Issuer, the Guarantor or any Other Guarantor with respect to the Issuer Obligations; any right to the enforcement, assertion, exercise or exhaustion by any holder of any right, power, privilege or remedy conferred in any Related Document; any requirement to mitigate the damages resulting from any default under any Related Documents, any notice of any sale, transfer or other disposition of any right, title to or interest in any Note by any holder thereof or in any other Related Document, any release of the Guarantor from its obligations hereunder resulting from any loss by it or its rights of subrogation hereunder and any other circumstance whatsoever which might constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against the Guarantor. The Guarantor understands and agrees that the guarantee contained in this Article II shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or
                                                      -
enforceability of the Note Purchase Agreements or any other Related Document, any of the

Issuer Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any Noteholder, (b) any defense, set-off, counterclaim,
                                         -
deduction, diminution, abatement, suspension, deferment or reduction (other than a defense of payment or performance) which may at any time be available to or be asserted by the Issuer or any other Person against the Collateral Agent or any Noteholder, or (c) any other circumstance whatsoever (with or without notice to
                -
or knowledge of the Issuer or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Issuer for the Issuer Obligations, or of the Guarantor under the guarantee contained in this
Article II, in bankruptcy or in any other instance, including, without limitation:

          (i) any amendment of or change in, or termination or waiver of, any of the Related Documents (other than by an effective agreement in writing expressly amending this Guarantee as provided in Section 5.1);

          (ii) any furnishing, acceptance or release of any of the Issuer Obligations;

          (iii) any failure, omission or delay on the part of the Issuer to conform or comply with any term of any of the Related Documents or any other instrument or agreement referred to in paragraph (i) above;

          (iv) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Related Document (other than by an effective agreement in writing expressly waiving any provision of this Guarantee as provided in Section 5.1), or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Related Documents or any other instrument or agreement referred to in paragraph (i) above;

          (v) any failure, omission or delay on the part of any Noteholder to enforce, assert or exercise any right, power or remedy conferred on it in this Guarantee;

          (vi) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshalling of assets and liabilities or similar proceedings with respect to the Issuer or the Guarantor or any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

          (vii) any limitation on the liability or obligations of the Issuer or the Guarantor or any other person under any of the Related Documents, or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Related Documents or any other agreement or instrument referred to in paragraph (i) above or any term hereof,

          (viii) any merger or consolidation of the Issuer or the Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Issuer or the Guarantor to any other person;

          (ix) any change in the ownership or partnership structure of the Issuer, or any change in the corporate relationship between the Issuer and the Guarantor, or any termination of such relationship; or

          (x) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the Guarantor.

When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Guarantor, the Collateral Agent or any Noteholder may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Issuer, any Other Guarantor or any other Person or against any collateral security or guarantee for any of the Issuer Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any Noteholder to make any such demand, to pursue such other rights or remedies or to collect any payments from any Issuer, any Other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Issuer, any Other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or any Noteholder against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          Section 2.7. Reinstatement. The guarantee contained in this Article II
                       -------------
shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Issuer Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Noteholder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Issuer or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Issuer or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the acceleration of any Issuer Obligations shall at any time have occurred and be continuing, and such acceleration of any Issuer Obligations shall at such time be prevented by reason of the pendency against the Issuer or any other Person of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guarantee and the Guarantor Obligations hereunder, such Guarantor Obligations shall be deemed to have been accelerated with the same effect as if such Guarantor Obligations had been accelerated in accordance with the terms hereof, and the Guarantor shall forthwith pay the full amount of the Guarantor Obligations hereunder without further notice or demand.

          Section 2.8. Payments. The Guarantor hereby guarantees that payments
                       --------
hereunder will be paid to the Collateral Agent without set-off or counterclaim in United States dollars to each Noteholder as provided in the Note Purchase Agreements, or if pursuant to Section 2.2, at the office specified in Section 14.1, or by the method specified in Section 14.2 (if applicable) of the Note Purchase Agreement.

          Section 2.9. Ranking. This Guarantee shall rank at least pari passu
                       -------                                     ---- -----
with all other unsecured and senior unsubordinated Indebtedness of the Guarantor. Without limiting the generality of the foregoing, this Guarantee shall rank at least pari passu with any other guarantee by the Guarantor in
                    ---- -----
favor of any creditors of the Issuer.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

          To induce the Purchasers to enter into the Note Purchase Agreements and to induce the Purchasers to purchase the Notes thereunder, the Guarantor hereby represents and warrants to the Collateral Agent, each Purchaser and each Noteholder that:

          Section 3.1. Organization; Power and Authority. The Guarantor is a
                       ---------------------------------
corporation duly organized, validly existing and in good standing under the laws of Virginia, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Guarantor Material Adverse Effect. The Guarantor has the corporate power and authority to execute and deliver this Guarantee and to perform the provisions thereof.

          Section 3.2. Authorization, etc. Execution and delivery of this
                       ------------------
Guarantee has all due authorization by all necessary corporate action on the part of the Guarantor, and this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable
                                                            -
bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general
                                                              --
principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 3.3. Disclosure. The Guarantor, through its agent, Citicorp
                       ----------
Securities, Inc., has delivered to each Purchaser a copy of a Private Placement Memorandum, dated August 27, 1997, including Supplement No. 1 (the "Memorandum"), relating to the transactions contemplated hereby. Except as
 ----------
disclosed in Schedule 3.3, this Guarantee, the Olin Portion of the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Guarantor in connection with the transactions contemplated hereby, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 3.3, or in one of the documents, certificates or other writings identified in Schedule 3.3, since December 3!, 1996, there has been no change in the financial condition or operations of the Guarantor or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Guarantor Material Adverse Effect. There is no fact known to the Guarantor that could reasonably be expected to have a Guarantor Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to the Purchasers by or on behalf of the Guarantor specifically for use in connection with the transactions contemplated hereby.

          Section 3.4. Financial Statements. The Guarantor has delivered to each
                       --------------------
Purchaser copies of the financial statements of the Guarantor contained in Exhibit C of the Memorandum. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Guarantor as of the respective dates specified in such Schedule and the consolidated results of its operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

          Section 3.5. Compliance with Laws, Other Instruments, etc. The
                       --------------------------------------------
execution, delivery and performance by the Guarantor of this Guarantee will not
(i) contravene, result in any breach of, or constitute a default under, or
 -
result in the creation of any Lien in respect of any property of the Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Guarantor is bound or by which the Guarantor may be bound or affected, (ii) conflict with or result in a breach of any of the terms,
                    --
conditions or provisions of any order, judgment, decree, or ruling or any court, arbitrator or Governmental Authority applicable to the Guarantor or (iii)
                                                                     ---
violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor except where such contraventions, breaches, defaults, Liens, conflicts or violations would not reasonably be expected to have, in the aggregate, a Guarantor Material Adverse Effect.

          Section 3.6. Governmental Authorizations, etc. No consent, approval or
                       --------------------------------
authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by (a) the Guarantor of this Guarantee or (b) the Issuer of the Series O Notes
    -                                      -
except where failure to make or do such consents, approvals, authorizations, registrations, filings or declarations, would not, in the aggregate, be reasonably expected to have a Guarantor Material Adverse Effect.

          Section 3.7. Status under Certain Statutes. Neither the Guarantor nor
                       -----------------------------
any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

                                   ARTICLE IV
                                    COVENANTS

          The Guarantor covenants and agrees with the Collateral Agent, the Purchasers and the Noteholders that, from and after the date of this Guarantee until all the Guarantor Obligations shall have been satisfied by cash payment in full:

          Section 4.1. Limitations on Liens. (a) Nothing in this Guarantee or in
                       --------------------
any other Related Document shall in any way restrict or prevent the Guarantor or any of its Subsidiaries from incurring any Indebtedness; provided that the
                                                         --------
Guarantor covenants and agrees that neither it nor any Restricted Subsidiary will issue, assume or guarantee any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (hereinafter called "Debt") secured
                                                                  ----
by a mortgage, lien, pledge or other encumbrance (hereinafter called "Mortgages") upon any Principal Property, or upon any shares of stock of any
 ---------
Restricted Subsidiary, without effectively providing that the Guarantor Obligations (together with, if the Guarantor so determines, any other indebtedness or obligation then existing and any other indebtedness or obligation, thereafter created, ranking equally with or prior to the Guarantor Obligations) shall be secured equally and ratably with (or, at the option of the Guarantor, prior to) such Debt so long as such Debt shall be so secured, except that the foregoing provisions shall not apply to:

          (i)   Mortgages existing on the date of this Guarantee;

          (ii) Mortgages affecting property of a corporation existing at the same time it becomes a Restricted Subsidiary or at the time it is merged into or consolidated with the Guarantor or a Restricted Subsidiary;

          (iii) Mortgages (a) on property existing at the time of acquisition
                           -
     thereof, or (b) to secure payment of all or part of the purchase price
                  -
     thereof, or (c) to secure Debt incurred prior to, at the time of or within
                  -
     24 months after acquisition thereof for the purpose of financing all or part of the purchase price thereof, or (d) assumed or incurred in
                                             -
     connection with the acquisition of property;

          (iv) Mortgages on property to secure all or part of the cost of repairing, altering, constructing, improving, exploring, drilling or developing such property, or to secure Debt incurred to provide funds for any such purpose;

          (v)   Mortgages in connection with non-recourse Debt;

          (vi) Mortgages on current assets or other personal property (other than shares of stock or indebtedness of Subsidiaries) to secure loans maturing not more than one year from the date of the creation thereof or to secure any renewal thereof for not more than one year at any one time;

          (vii) Mortgages which secure indebtedness owing by a Restricted Subsidiary to the Guarantor or a Subsidiary;

          (viii) Mortgages on property of any Restricted Subsidiary principally engaged in a financing or leasing business;

          (ix) Mortgages incurred which do not in the aggregate materially detract from the value of the property or assets affected thereby or materially impair the use of such property or assets in the operation of its business;

          (x) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Mortgage referred to in the foregoing or of any Debt secured thereby, provided that the principal amount of Debt secured thereby shall not, with respect to Mortgages referred to in clauses (i) through (iv) above, exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement Mortgage shall be limited to all or part of substantially the same property which secured the Mortgage extended, renewed or replaced (plus improvements on such property).

          (b) Notwithstanding the foregoing provisions of this Section, the Guarantor and any one or more Restricted Subsidiaries may issue, assume or guarantee Debt secured by Mortgages which would not be permitted under Section 4.1(a) in an aggregate principal amount which, together with (i) the aggregate
                                                              -
outstanding principal amount of all other Debt of the Guarantor and its Restricted Subsidiaries which would not be permitted under Section 4.1(a) and
(ii) the Attributable Debt in respect of Sale and Leaseback Transactions
 --
existing at such time (other than Sale and Leaseback Transactions in which the property involved would have been permitted to be mortgaged under this Section
4.1 or the proceeds of which have been applied to the retirement of long-term indebtedness), does not at the time of the issuance, assumption or guarantee of such Debt exceed 10% of Consolidated Net Tangible Assets.

          (c) For the purposes of Sections 4.1 and 4.2, the following types of transactions, among others, shall not be deemed to create Debt secured by a
Mortgage:

               (1)  the sale or other transfer of (i) any minerals in place for
                                                   -
          a period of time until, or in an amount such that, the purchaser will realize therefrom a specified amount of money (however determined) or a specified amount of such minerals, or (ii) any other interest in
                                                   --
          property of the character commonly referred to as a "production payment"; and

               (2) a Mortgage in favor of the United States of America, any of its territories or possessions, or any state thereof, or any department, agency, instrumentality or political subdivision of any thereof, or any department, agency or instrumentality of any such political subdivision, to secure partial progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such Mortgage.

          Section 4.2. Limitation on Sale and Leaseback. (a) The Guarantor will
                       --------------------------------
not, nor will it permit any Restricted Subsidiary to, enter into any arrangement with any person providing for the leasing by the Guarantor or a Restricted Subsidiary of any Principal Property (except for temporary leases for a term of not more than three years or between the Guarantor or a Subsidiary and a Restricted Subsidiary), title to which property has been or is to be sold or transferred by the Guarantor or such Restricted Subsidiary to such person (herein referred to as a "Sale and Leaseback Transaction"), unless the proceeds
                          ------------------------------
of such sale or transfer are at least equal to the fair value (as determined by the Board of Directors) of such property and either (i) the Guarantor or such
                                                     -
Restricted Subsidiary would be entitled to incur, assume or guarantee Debt secured by a Mortgage on the Principal Property to be leased without equally and ratably securing the Guarantor Obligations pursuant to Section 4.1 or (ii) the
                                                                       --
Guarantor shall, and in any such case the Guarantor covenants that it will, apply an amount equal to the fair value (as determined by the Board of Directors) of the property so leased to the retirement (other than any mandatory retirement), within 90 days of the effective date of any such Sale and Leaseback Transaction, of Debt of the Guarantor which by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of the creation of such Debt and which ranks prior to or on a parity with the Guarantor Obligations; provided, however, that the term
                                            --------  -------
Sale and Leaseback Transaction shall not include any arrangement with the United States of America, any of its territories or possessions, or any state thereof, or any department, agency, instrumentality or political subdivision of any thereof, or any department, agency or instrumentality of any such political subdivision, entered into for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such arrangement.

          (b) Notwithstanding the provisions of the preceding paragraph (a), the Guarantor or any Restricted Subsidiary may enter into any Sale and Leaseback Transaction which would otherwise be subject to the foregoing restrictions if the amount of the Attributable Debt in respect of Sale and Leaseback Transactions for such transaction, together with (i) the aggregate outstanding
                                                  -
principal amount of all Debt of the Guarantor and its Restricted Subsidiaries secured by Mortgages upon Principal Property which such Debt would not otherwise be permitted under Section 4.1(a) and (ii) all other
                                       --

Attributable Debt in respect of Sale and Leaseback Transactions existing at such time (other than Sale and Leaseback Transactions permitted because the Guarantor would be entitled to incur, assume or guarantee Debt secured by a Mortgage on the property to be leased without equally and ratably securing the Guarantor Obligations and other than Sale and Leaseback Transactions the proceeds of which have been applied in accordance with clause (ii) of the preceding paragraph
(a)), does not at the time exceed 10% of Consolidated Net Tangible Assets.

          Section 4.3. Statement by Responsible Officers as to Default. The
                       -----------------------------------------------
Guarantor will deliver to each Noteholder, on or before a date not more than four months after the end of each fiscal year of the Guarantor ending after the date hereof, a certificate signed by the Responsible Officer stating, as to such Responsible Officer signing such certificate, whether or not to the best of his or her knowledge the Guarantor is in compliance with the performance and observance of any of the terms, provisions and conditions hereof and, if the Guarantor shall be in default; specifying all such defaults and the nature thereof of which he or she may have knowledge. The Guarantor will, so long as any of the Notes are outstanding, deliver to the Purchasers, forthwith upon any Responsible Officer becoming aware of (i) any Guarantor Default or Guarantor Event of Default or (ii) any default or event of default under any other mortgage, indenture or instrument, a certificate signed by the Responsible Officer of the Guarantor specifying such Guarantor Default, Guarantor Event of Default or default and what action the Guarantor is taking or proposes to take with respect thereto.

          Section 4.4. Further Instruments and Acts. The Guarantor will, upon
                       ----------------------------
request of the Required Purchasers, execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectually the purposes of this Guarantee.

          Section 4.5. Consolidation, Merger, Sale or Conveyance. The Guarantor
                       -----------------------------------------
may consolidate with, or sell or convey all or substantially all its assets to, or merge with or into any other corporation, provided that in any such case, (i)
                                                                              -
the successor corporation shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume the due and punctual payment of the Guarantor Obligations, and the due and punctual performance and observance of all of the covenants and conditions of this Guarantee to be performed by the Guarantor by an instrument executed and delivered to the Noteholders by such corporation, and (ii) such successor corporation shall not,
                                      --
immediately after such merger or consolidation or such sale or conveyance, be in default in the performance of any such covenant or condition. In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Guarantor, with the same effect as if it had been named herein as the party of the first part and the predecessor corporation shall be relieved of any further obligation under this Guarantee.

          Section 4.6. Financial and Business Information; SEC and Other
                       -------------------------------------------------
Reports. The Guarantor shall deliver to each holder of Notes that is an
-------
Institutional Investor

          (a)  Quarterly Statements -- within 75 days after the end of each
               --------------------
     quarterly fiscal period in each fiscal year of the Guarantor (other than the last quarterly fiscal period of each such fiscal year), a copy of,

               (i) a consolidated balance sheet of the Guarantor as at the end of such quarter, and

               (ii) consolidated statements of income, changes in stockholders' equity and cash flows of the Guarantor, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Responsible Officer of the Guarantor as fairly presenting, in all material respects, the financial position of the entity being reported on and its results of operations and cash flows, subject to changes resulting from year-end adjustments provided
                                                                        --------
     that it is understood and agreed that the delivery of the Guarantor's Form l0-Q containing the Guarantor's quarterly financial statements as filed with the Securities and Exchange Commission shall satisfy the requirements of this paragraph (a);

          (b) within 120 days after the end of each fiscal year of the Guarantor ending after the date hereof, a copy of:

               (i) a consolidated balance sheet of the Guarantor, as at the end of such year, and

               (ii) consolidated statements of income, changes in stockholders' equity and cash flows of the Guarantor, for such year.

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the entity being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances provided that it is understood and agreed
                                       --------
     that the delivery of the Guarantor's Form 10-K containing the Guarantor's annual financial statements as filed with the Securities and Exchange Commission shall satisfy the requirements of this paragraph (b); and

          (c)  promptly upon their becoming available, one copy of (i) each
                                                                    -
     financial statement, report, notice or proxy statement sent by the Guarantor or any Subsidiary to public securities holders generally, and
     (ii) each regular or periodic report, each registration statement other
      --
     than registration statements on Form S-8 relating to employee benefit plans (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Guarantor or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Guarantor or any Subsidiary to the public concerning developments that are Material.

          Section 4.7. Inspection. If a Guarantor Event of Default exists and if
                       ----------
the Guarantor has not complied with its obligations pursuant to Section 2.2 of the Guarantee within three days of the Guarantor Event of Default first occurring then the Guarantor shall permit the representatives of each holder of Notes that is an Institutional Investor at the expense of the Guarantor to visit and inspect any of the offices or properties of the Guarantor, to examine all of its books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with representatives of the Guarantor, the independent public accountants of the Guarantor (and by this provision the Guarantor authorizes such accountants to discuss the affairs, finances and accounts of the Guarantor), all at such times and as often as may be requested, provided, that the Guarantor shall not be required to disclose information from a non-affiliated third party which is subject to a confidentiality agreement nor waive any reasonable claim of privilege, and provided further, that the holders will attempt in good faith (such good faith to take into account that a Guarantor Event of Default then exists)

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

to coordinate their inspections so as not to cause an unnecessary burden on the Guarantor.

          Section 4.8. Restrictions on Payment. The Guarantor will not and will
                       -----------------------
not permit any of its Affiliates to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the purchase, redemption, payment or prepayment of the Notes in accordance with the terms of the Note Purchase Agreements and the Notes or Section 2.2 of this Guarantee, or pursuant to an offer made pro rata and on the same terms to the holders of all the Notes.

                                    ARTICLE V
                                  MISCELLANEOUS

          Section 5.1. Amendments in Writing. (a) None of the terms or
                       ---------------------
provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in accordance with Section 17 of the Note Purchase Agreements, including without limitation Section 17.4 thereof.

          (b) The Guarantor will not and will not permit any of its Affiliates to pay or cause to be paid, directly or indirectly, any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof or of the Note Purchase Agreements or any other Related Document unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

          (c) The Guarantor will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of any Related Document. The Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of Section 17 of the Note Purchase Agreements to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the Required Holders.

          (d) The Guarantor agrees that upon the timely occurrence of an Effective Cure described in clause (x) or (y) of the definition thereof following the occurrence of a Bankruptcy Event with respect to the Guarantor, all rights and remedies of the holders under this Guarantee shall be automatically assigned to the Non-Defaulting Guarantor and the Non-Defaulting Guarantor, and not the holders, the Required Holders or the Collateral Agent, shall have the right to consent to any amendment or waiver of this Guarantee.

          Section 5.2. Notices. All notices, requests and demands to or upon the
                       -------
Collateral Agent or the Guarantor hereunder shall be effected in the manner provided for in Section 18 of the Note Purchase Agreements; provided that any
                                                            --------
such notice, request or demand to or upon the Guarantor shall be addressed to the Guarantor at its notice address set forth on Schedule 5.2.
                                                 ------------

          Section 5.3. No Waiver by Course of Conduct Cumulative Remedies.
                       --------------------------------------------------
Neither the Collateral Agent nor any Purchaser or Noteholder shall by any act (except by a written instrument pursuant to Section 5.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default, Event of Default or Guarantor Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Purchaser or any Noteholder, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Purchaser or any Noteholder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Purchaser or Noteholder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          Section 5.4. Enforcement Expenses, Indemnification. (a) The Guarantor
                       -------------------------------------
agrees to pay or reimburse each Purchaser, each Noteholder and the Collateral Agent for all its reasonable out-of-pocket costs and expenses incurred in collecting against the Guarantor under the guarantee contained in Article II or otherwise enforcing or preserving any rights under this Guarantee and the other Related Documents to which the `Guarantor is a party, including, without limitation, the reasonable fees and disbursements of one firm of counsel to the Purchasers, the Noteholders and the Collateral Agent.

          (b) The Guarantor agrees to pay, and to save the Collateral Agent, the Purchasers and each Noteholder harmless from, any and all liabilities with respect to (or resulting from any delay in paying) any and all stamp, documentary, excise, sales or other taxes, assessments, levies or governmental charges (other than income taxes and franchise taxes) which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Guarantee.

          (c) The Guarantor agrees to pay, and to save the Collateral Agent, the Purchasers and the Noteholders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, out-of-pocket costs and expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Issuer would be required to do so pursuant to the Collateral Agreement.

          (d) The agreements in this Section 5.4 shall survive repayment of the Obligations and all other amounts payable under the Note Purchase Agreements and the other Related Documents. The Guarantor's obligations in this Section 5.4 are in addition to its obligations under Article IV.

          Section 5.5. Successors and Assigns. This Guarantee shall be binding
                       ----------------------
upon the successors and assigns of the Guarantor and shall inure to the benefit of the Collateral Agent, the Purchasers and the Noteholders and their permitted successors and permitted assigns; provided that the Guarantor may not assign,
                                  --------
transfer or delegate any of its rights or obligations (a "Guarantor Transfer")
                                                          ------------------
under this Guarantee without the prior written consent of all the Noteholders. Notwithstanding the foregoing, if holders of at least 80% of the outstanding principal amount of the Notes (exclusive of Notes then owned by the Guarantor, the Other Guarantor, the Issuer or any of their respective Affiliates) consent to a Guarantor Transfer, and the Issuer prepays the Notes of the non-consenting Noteholders pursuant to Section 8.2(d) of the Note Purchase Agreements, then such Guarantor Transfer may be effected.

          Section 5.6. Counterparts. This Guarantee may be executed in any
                       ------------
number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

          Section 5.7. Severability. Any provision of this Guarantee that is
                       ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall

(to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 5.8. Section Headings. The Section headings used in this
                       ----------------
Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          Section 5.9. Integration. This Guarantee and the other Related
                       -----------
Documents represent the agreement of the Guarantors, the Collateral Agent, the Purchasers and the Noteholders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent, any Purchaser or any Noteholder relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Related Documents.

          Section 5.10. Governing Law. This Guarantee shall be construed and
                        -------------
enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require the application of the laws of another jurisdiction.

          Section 5.11. Litigation; Waivers. The Guarantor hereby irrevocably
                        -------------------
and unconditionally:

          (a) submits in any legal action or proceeding relating to this Guarantee and the other Related Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, whether in tort, in contract or at law or in equity, to the exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding brought in any such court or the jurisdiction of any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (return receipt requested), postage prepaid, to the Guarantor at its address referred to in

     Section 5.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto; and

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

          Section 5.12. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY
                        --------------------
AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER RELATED DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.


                                              OLIN CORPORATION

                                              By: /s/ J.M. Pierpont
                                                 -------------------------------
                                                 Title: VP & Treasurer